EXHIBIT 10(a)

                        FIFTH AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------


     THIS AMENDMENT is made as of the 20th day of August, 1997, by and between STEIN MART, INC. (the "Borrower") and BARNETT BANK, N.A. (the "Bank").

                                    Recitals
     The Borrower and the Bank entered into an Amended and Restated Loan Agreement (as amended from time to time, the "Loan Agreement") dated as of June 29, 1993, pursuant to which the Bank has provided a credit facility to the Borrower. The parties amended the Loan Agreement as of June 29, 1994, June 29, 1995, September 20, 1995 and June 4, 1996, and the parties wish to further amend the Loan Agreement in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

     1. Article I of the Loan Agreement is hereby amended so that, from and after the date hereof, such Article shall read as follows:

                                    ARTICLE I
                              BORROWING AND PAYMENT
                              ---------------------

     1.01   Revolving Credit Advances.

          (a) Revolving Line of Credit. The Bank hereby establishes in favor of the Borrower a revolving line of credit. The Borrower shall be entitled to borrow, repay and reborrow funds from the Bank in accordance with the terms hereof so long as the total principal amount owed to the Bank under the revolving line of credit does not exceed $40,000,000.00 (or such lesser amount as is set forth herein) (the "Revolving Credit Amount") from the date hereof through June 29, 2000. The Bank's obligation to make advances under the revolving line of credit shall terminate on June 29, 2000, or such earlier date as is set forth herein (the "Revolving Credit Expiration Date"). This indebtedness shall be evidenced by a promissory note dated August 20, 1997 (as amended, extended or renewed from time to time, the "Revolving Note") executed by the Borrower in favor of the Bank in the original principal amount of $40,000,000.00. The Revolving Note shall bear interest at the rate set forth therein and shall be payable as set forth therein.

          (b) Advances. The Bank shall make all advances under the Revolving Note by crediting the Borrower's account maintained with the Bank. Each advance under the Revolving Note shall be made by the Bank in an amount necessary to cover (i) all checks and drafts of the

     Borrower presented to the Bank for payment and properly chargeable to the Borrower, and (ii) all interest and facility fees to be charged to the Borrower, with written confirmation by the Bank of debits and credits to such account. The Bank shall not be required to make any advance hereunder or under the Revolving Note if as of the time of such advance:
     (i) the Bank's obligation to make advances hereunder has terminated or expired; (ii) a Default or Event of Default (as hereinafter defined) has occurred; or (iii) any condition to the advance set forth herein or in any other Loan Document (as hereinafter defined) has not been satisfied.

          (c) Commitment Fee. The Borrower shall pay the Bank a commitment fee on the daily average unused amount of the revolving line of credit evidenced by the Revolving Note during the term of the line of credit until the expiration or termination of such line of credit at the rate of one eighth of one percent (0.125%) per annum (calculated on the basis of a 365 day year). The Borrower shall pay the fee quarterly in arrears within 15 days after each September 30, December 31, March 31, and June 30 during the term of the line of credit and on the termination or expiration of the line of credit.

     1.02  Seasonal Credit Advances.

          (a) Seasonal Line of Credit. The Bank hereby establishes in favor of the Borrower a seasonal line of credit. The Borrower shall be entitled to borrow, repay and reborrow funds from the Bank in accordance with the terms hereof under the seasonal line of credit during each Seasonal Period (as defined herein). For purposes hereof, a "Seasonal Period" shall mean: (i) each period commencing on March 15 of each year and ending on June 30 of such year; (ii) each period commencing on September 15 of each year and ending on December 31 of such year; and (iii) such other periods as the Bank may, upon request of the Borrower, designate as Seasonal Periods by written notice to the Borrower. No Seasonal Period shall in any event extend beyond or occur after June 29, 2000, and the Borrower shall not in any event be entitled to obtain advances under the seasonal line of credit on or after June 30, 2000. The total principal amount owed to the Bank under the seasonal line of credit shall not at any time exceed $10,000,000.00 (or such lesser amount as is set forth herein) during any Seasonal Period. This indebtedness shall be evidenced by a promissory note dated August 20, 1997 (as amended, extended or renewed from time to time, the "Seasonal Note") executed by the Borrower in favor of the Bank in the original principal amount of $10,000,000.00. The Seasonal Note shall bear interest at the rate set forth therein and shall be payable as set forth therein.

          (b)  Advances.
              (i) The Bank shall make all advances under the Seasonal Note by crediting the Borrower's account maintained with the Bank. The Bank shall not be required to make any advance hereunder or under the Seasonal Note if as of the time of such advance: (aa) the Bank's obligation to make advances hereunder has terminated or expired; (bb) a Default or Event of Default (as hereinafter defined) has occurred; or (cc) any condition to the advance set forth herein or in any other Loan Document (as hereinafter defined) has not been satisfied.


              (ii) The parties agree that the Borrower shall not be entitled to obtain any advances under the Seasonal Note unless: (aa) the outstanding principal balance under the Revolving Note, together with the face amount of outstanding drafts accepted by the Bank pursuant to Section 1.03 hereof, is $40,000,000; and (bb) all other conditions to advances under the Seasonal Note have been satisfied. The parties further agree that all principal payments under the Revolving Note and the Seasonal Note shall be applied first to the Seasonal Note for so long as principal amounts are outstanding thereunder and then to the Revolving Note.

          (c) Commitment Fee. The Borrower shall pay the Bank a commitment fee on the daily average unused amount of the seasonal line of credit evidenced by the Seasonal Note during each Seasonal Period at the rate of one-eighth of one percent (0.125%) per annum (calculated on the basis of a 365 day year). The Borrower shall pay the fee quarterly in arrears within 15 days after each September 30, December 31, March 31, and June 30 during the term of the line of credit and on the termination or expiration of the line of credit.

     1.03 Acceptances. Subject to the terms set forth herein and in that certain Acceptance Credit Agreement dated June 29, 1992, as amended or restated from time to time, between the Borrower and the Bank (as amended or restated from time to time, the "Acceptance Agreement"), prior to the Revolving Credit Expiration Date, the Bank shall from time to time make available to the Borrower an acceptance facility pursuant to which the Bank may accept drafts drawn upon it by the Borrower (each an "Acceptance") pursuant to the Acceptance Agreement. The aggregate face amount of outstanding drafts drawn by the Borrower and accepted by the Bank pursuant to the Acceptance Agreement shall not at any one time exceed $25,000,000.00. In addition, such aggregate face amount of outstanding drafts, when combined with amounts outstanding under the Revolving Note, shall not at any one time exceed the Revolving Credit Amount. Upon any issuance of an Acceptance hereunder, and for so long as such Acceptance is outstanding, the amount available for advances under the Revolving Note shall be immediately reduced by the face amount of such Acceptance. The Bank shall not be required to issue any Acceptance which has a maturity date after the Revolving Credit Expiration Date. Upon the Bank's payment of an Acceptance upon maturity thereof, an advance under the Revolving Note shall be made to the Bank to reimburse it for such payment. If any outstanding Acceptance matures after the Revolving Credit Expiration Date or if funds are not then available for advances under the Revolving Note, the Borrower shall upon maturity reimburse the Bank for the face amount of the Acceptance and for such other amounts as may be due in connection therewith in accordance with the Acceptance Agreement. The parties acknowledge that the Bank may at any time sell, rediscount or otherwise dispose of any Acceptances discounted by it.

     1.04 Letters of Credit. The Bank hereby establishes a letter of credit facility in an amount not to exceed $4,000,000.00 for the issuance of standby and commercial letters of credit (the "Letters of Credit"). From time to time prior to June 30, 1998, the Bank, upon the Borrower's request, may issue Letters of Credit. The Borrower shall give the Bank at least one business day's notice prior to requesting the issuance of any Letter of Credit, and shall, with such request, fill out an application in form acceptable to the Bank and execute such terms, conditions and reimbursement agreements (each, a "Reimbursement Agreement") concerning such Letter of Credit as the Bank may require. The amount available under the letter of credit facility shall be reduced by the face amount of outstanding Letters of Credit (together with the amount of drafts under Letters of Credit no longer outstanding for which the Bank has not been reimbursed). No Letter of Credit shall be issued which could be drawn on after the Revolving Credit Expiration Date. In the event of a draw on a Letter of Credit, an advance under the Revolving Note or, if advances are available thereunder, under the Seasonal Note, shall be made to the extent that amounts are then available for borrowing under such notes to reimburse the Bank for such draw. If any draw is made under any Letter of Credit after the Revolving Credit Expiration Date or if funds are not then available for advances under such notes, the Borrower shall immediately upon demand reimburse the Bank for the amount of the draw together with interest thereon and such other amounts as may be due under any applicable Reimbursement Agreement. As to any Letter of Credit issued, the Borrower agrees to pay the Bank upon demand any applicable fees assessed by the Bank in connection therewith, including, without limitation, issuance fees and negotiation fees. The Bank shall not in any event be required to issue a Letter of Credit after the occurrence of a Default or Event of Default hereunder.

    1.05 Other Documents and Related Terms. For purposes of this Agreement, the following terms shall have the following meanings:

          (a) "Indebtedness" shall mean all obligations of the Borrower to the Bank now or hereafter due under the Note and the other Loan Documents.

          (b) "Loan Documents" shall mean and include this Loan Agreement (as amended or restated from time to time), the Revolving Note, the Seasonal Note, each Letter of Credit, each Reimbursement Agreement, each Acceptance, the Acceptance Agreement, the Insurance Assignments (as hereinafter defined) and all documents related to the foregoing documents.

          (c) "Note" shall mean each of and both of the Revolving Note and the Seasonal Note.

          (d) "Subsidiary" shall mean and include any partnership, corporation or other entity if the Borrower at any time on or after the date hereof directly or indirectly owns or controls a majority of the equity or voting interests in such partnership, corporation or entity.

     2. The Borrower certifies that as of the date hereof: (a) all of its representations and warranties in the Loan Agreement are true and correct as if made on the date hereof; and (b) no Default or Event of Default has occurred under the Loan Agreement. The Loan Agreement shall continue in full force and effect except as modified herein.

     DATED the day and year first above written.

                                              STEIN MART, INC.


                          By:  /s/ James G. Delfs
                              -----------------------------------------------
                              Its: Sr. Vice Presient/ Chief Financial Officer
                                   ------------------------------------------



                                              BARNETT BANK, N.A.


                          By:  /s/ Susan S. Delgado
                              ------------------------------------------------
                              Its: Vice President
                                   -------------------------------------------

STATE OF GEORGIA
COUNTY OF CAMDEN

     The foregoing instrument was executed, acknowledged and delivered before me this 20th day of August, 1997, by James G. Delfs, the Senior Vice
President of Stein Mart, Inc., on behalf of the corporation, in Camden County, Georgia.


                              /s/ V. Thomas Fountain
                              ------------------------------------
                              Notary Public, State and County aforesaid

                              Print Name:  V. Thomas Fountain
                                           Notary Public,
                                           Camden County, Georgia
                              My Commission Expires:  January 16, 2000
                                            [Notary Seal]


STATE OF GEORGIA
COUNTY OF CAMDEN

     The foregoing instrument was executed, acknowledged and delivered before me this 20th day of August, 1997, by Susan Delgado, the Vice President of Barnett Bank, N.A., on behalf of the bank, in Camden County, Georgia.



                              /s/ V. Thomas Fountain
                              ------------------------------------
                              Notary Public, State and County aforesaid

                              Print Name:  V. Thomas Fountain
                                           Notary Public,
                                           Camden County, Georgia
                              My Commission Expires:  January 16, 2000
                                            [Notary Seal]

                             RENEWAL PROMISSORY NOTE

$40,000,000.00                                                  August 20, 1997
                                                         Camden County, Georgia


     FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of BARNETT BANK, N.A. (the "Lender"), whose address is 50 North Laura Street, Jacksonville, Florida 32202, the principal sum of Forty Million and 00/100 Dollars ($40,000,000.00), together with interest on the outstanding principal balance hereof at the rate provided herein. This Note shall be governed by the following provisions:

     1. Advances. During the period commencing on the date hereof and continuing through June 29, 2000 (the "Revolving Period"), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during the Revolving Period subject to the terms contained herein and in the Loan Agreement (as hereinafter defined). Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed $40,000,000.00 at any one time. The Borrower shall not be permitted to obtain further advances hereunder from and after June 30, 2000.

     2.  Payments.

          (a) The Borrower shall pay all accrued interest hereunder on the first day of each July, October, January and April during the term hereof.

          (b) The Borrower shall repay principal hereunder in quarterly installments on the first day of each July, October, January and April, commencing on July 1, 2000, and continuing through April 1, 2004. Each principal installment shall be equal to 1/16th of the outstanding principal balance of this Note as of June 30, 2000.

          (c) The Borrower shall pay all remaining outstanding principal hereunder, together with all then accrued and unpaid interest, on April 1, 2004.

     3.  Interest.

                    (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 6.01% per annum. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate (as defined herein) for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

          (i) "Adjusted Libor Rate" for each Interest Period shall mean a daily rate that is 0.35% per annum over the applicable Libor Rate. The

-------------------------------------------------------------------------------
THIS NOTE RENEWS AND MODIFIES THAT CERTAIN PROMISSORY NOTE DATED JUNE 4, 1996, IN THE ORIGINAL PRINCIPAL AMOUNT OF $40,000,000.00 EXECUTED BY THE BORROWER IN FAVOR OF THE LENDER.
                                       20

     Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate Reference Page, the rate will be the arithmetic mean of such offered rates. The Bank may, in its discretion, use rate quotations for daily periods in lieu of quotations for substantially equivalent monthly periods.

          (ii) "Banking   Business  Day"  shall  mean  each  day  other than a
     Saturday,  a  Sunday  or  any  holiday  on  which  commercial    banks in
     Jacksonville,  Florida  are closed for business.

          (iii) "Interest Period" shall mean each period commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

          (iv) "Interest Rate Adjustment Date" shall mean the first day of September, 1997, and the first day of each calendar month thereafter.

          (v) "Libor Rate Reference Page" shall mean any of the following reference pages or sources (as selected from time to time by the Bank in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) such other index or source as the Bank may in its sole discretion select showing rates offered for United States dollar deposits in the London Interbank market.

          (vi) "London Banking Day" shall mean each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                    (b) Notwithstanding the foregoing subparagraph (a), the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of 30 days each (each, an "Alternate Interest Period") at an Alternate Interest Rate (as defined herein). The Borrower may make such election by providing telephonic notice thereof to the Bank at least two business days before the commencement of the Alternate Interest Period. The notice shall be provided to such individual at such telephone number as the Bank may from time to time specify, and the Bank's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall state: (i) the date upon which the Alternate Interest Period shall commence (which shall in all events be the first day of a calendar month); and (ii) the aggregate principal amount which shall bear interest at the Alternate Interest Rate (which amount is referred to herein as the "Alternate Interest Amount"). If the Borrower duly elects for interest to accrue hereunder at the Alternate Interest Rate, then interest shall accrue at the Alternate Interest Rate on the applicable Alternate Interest Amount during the applicable Alternate Interest Period. Any election hereunder shall be irrevocable during the term of the Alternate Interest Period. At the expiration of the Alternate

               Interest Period, interest shall accrue at the rate set forth in subparagraph (a) above except to the extent that the Borrower duly elects for interest to thereafter accrue at the Alternate Interest Rate. For purposes hereof, the Alternate Interest Rate shall mean a rate equal to the Prime Rate (as defined herein) less 1.50% per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Bank's opening of business on the effective date of the change.

                    (c) Interest  shall be  calculated on the basis of a 365 day year (based upon the actual number of days elapsed).

                    (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                    (e) Upon the  occurrence  of an Event of Default  hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

     4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty. Prepayments of principal after termination of the Revolving Period shall be applied in the inverse order of principal payments required hereunder.

     5. Application of Payments. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

     6. Default. Any Event of Default under the Amended and Restated Loan Agreement (the "Loan Agreement") between the Borrower and the Lender dated as of June 29, 1993, as the same may be amended or restated from time to time, shall be considered an "Event of Default" hereunder. If any Event of Default shall occur, the Lender may, without notice to the Borrower (i) refuse to advance any more funds hereunder or under the Loan Agreement; and (ii) declare the outstanding principal of this Note, all interest thereon and all other amounts payable under this Note or otherwise to be forthwith due and payable. Thereupon, this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest at the rate of either two percent (2%) per annum above the Prime Rate until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

   7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

     8. Renewal Obligation. This Note is a renewal obligation as set forth on the face hereof. Nothing set forth herein or otherwise shall impair the Borrower's obligation to pay all accrued and unpaid interest under any note renewed hereby, and all such interest shall be due and payable on October 1, 1997.

     9. Miscellaneous. The Borrower shall make all payments hereunder in lawful money of the United States at the Lender's address set forth herein or at such other place as the Lender may designate in writing. The remedies of the
Lender as  provided  herein  shall  be  cumulative  and  concurrent,   and  may
be  pursued  singly, successively  or  together,  at  the  sole  discretion  of the  Lender  and may be exercised  as often as  occasion  therefor  shall arise.
No act of omission or commission  of the Lender,  including  specifically   any
failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under
Section 3 upwards to the next higher 1/100 of 1%.

     The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

   This Note is the Revolving Note referred to in the Loan Agreement.

                              STEIN MART, INC.


                              By  /s/ James G. Delfs
                                  ---------------------------------------------
                                Its Sr. Vice President/ Chief Financial Officer
                                    -------------------------------------------
                                                             (CORPORATE SEAL)

STATE OF GEORGIA
COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this 20th day of August, 1997, by James G. Delfs the Senior Vice President of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.


                                 /s/ V. Thomas Fountain
                               ------------------------------
                               Notary Public, State and County
                                    aforesaid
                               Print Name: V. Thomas Fountain
                                     Notary Public, Camden County, Georgia
                               My Commission Expires: January 16, 2000

                                                            [Notary Seal]

                            SEASONAL PROMISSORY NOTE


$10,000,000.00                                                  August 20, 1997
                                                         Camden County, Georgia


     FOR VALUE RECEIVED, the undersigned, STEIN MART, INC., a Florida corporation (the "Borrower"), hereby promises to pay to the order of BARNETT BANK, N.A. (the "Lender"), whose address is 50 North Laura Street, Jacksonville, Florida 32202, the principal sum of Ten Million and 00/100 Dollars
($10,000,000.00), together with interest on the outstanding principal balance hereof at the rate provided herein. This Note shall be governed by the following provisions:

     1. Advances. During each Seasonal Period (as defined in the Loan Agreement), the loan evidenced by this Note shall be a revolving loan. The Borrower may borrow, repay and reborrow principal amounts hereunder during each Seasonal Period subject to the terms contained herein and in the Loan Agreement (as hereinafter defined). Notwithstanding the foregoing, the outstanding principal balance hereof shall not exceed $10,000,000.00 at any one time. The Borrower shall not be permitted to obtain further advances hereunder during any period that is not a Seasonal Period. The Borrower shall not in any event be entitled to obtain further advances hereunder from and after June 30, 2000.

     2.  Payments.

          (a) The Borrower shall pay all outstanding principal hereunder, together with all then accrued and unpaid interest, immediately upon the expiration of each Seasonal Period.

          (b) The  Borrower  shall  pay  all  then  outstanding   principal
hereunder, together with all then accrued and unpaid interest, on June 30, 2000.

     3.  Interest.

     (a) Interest shall initially accrue on the outstanding principal balance of this Note at a rate of 6.01% per annum. The rate of interest shall be adjusted on each Interest Rate Adjustment Date (as defined herein) so that interest shall accrue at the Adjusted Libor Rate (as defined herein) for the Interest Period (as defined herein) commencing on such Interest Rate Adjustment Date. For purposes of this paragraph, the following terms shall have the following meanings:

                                    (i) "Adjusted  Libor Rate" for each Interest
                        Period shall mean a daily rate that is 0.35% per annum over the applicable Libor Rate. The Libor Rate for each Interest Period shall mean the offered rate for deposits in United States dollars in the London Interbank market for a one month period which appears on the Libor Rate Reference Page (as defined herein) as of 11:00 a.m. (London time) on the day that is two London Banking Days (as defined herein) preceding the first Banking Business Day (as defined herein) of the Interest Period. If at least two such offered rates appear on the Libor Rate

                        Reference Page, the rate will be the arithmetic mean of such offered rates. The Bank may, in its discretion, use rate quotations for daily periods in lieu of quotations for substantially equivalent monthly periods.

                                    (ii) "Banking  Business Day" shall mean each
                        day other than a Saturday, a Sunday or any holiday on which commercial banks in Jacksonville, Florida are closed for business.

                                    (iii)  "Interest  Period"  shall  mean  each
                        period commencing on each Interest Rate Adjustment Date and ending on the next Interest Rate Adjustment Date.

                                    (iv) "Interest Rate  Adjustment  Date" shall
                        mean the first day of September, 1997, and the first day of each calendar month thereafter.

                                    (v) "Libor Rate  Reference  Page" shall mean
                        any of the  following  reference  pages or  sources  (as
                        selected from time to time by the Bank in its discretion): (aa) the Reuters Screen LIBO Page; (bb) the Dow Jones Telerate Page 3750; or (cc) such other index or source as the Bank may in its sole discretion select showing rates offered for United States dollar deposits in the London Interbank market.

                                    (vi)  "London  Banking  Day" shall mean each
                        day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

                        (b) Notwithstanding the foregoing  subparagraph (a), the
            Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of 30 days each (each, an "Alternate Interest Period") at an Alternate Interest Rate (as defined herein). The Borrower may make such election by providing telephonic notice thereof to the Bank at least two business days before the commencement of the Alternate Interest Period. The notice shall be provided to such individual at such telephone number as the Bank may from time to time specify, and the Bank's internal records as to the delivery and contents of such notice shall be conclusive evidence thereof. The notice shall state:
            (i) the date upon which the Alternate Interest Period shall commence (which shall in all events be the first day of a calendar month); and (ii) the aggregate principal amount which shall bear interest at the Alternate Interest Rate (which amount is referred to herein as the "Alternate Interest Amount"). If the Borrower duly elects for interest to accrue hereunder at the Alternate Interest Rate, then interest shall accrue at the Alternate Interest Rate on the applicable Alternate Interest Amount during the applicable Alternate Interest Period. Any election hereunder shall be irrevocable during the term of the Alternate Interest Period. At the expiration of the Alternate Interest Period, interest shall accrue at the rate set forth in subparagraph (a) above except to the extent that the Borrower duly elects for interest to thereafter accrue at the Alternate Interest Rate. For purposes hereof, the Alternate Interest

            Rate shall mean a rate equal to the Prime Rate (as defined herein) less 1.50% per annum. The Prime Rate shall be the interest rate announced from time to time by Barnett Banks, Inc. as its prime rate. For purposes of this Note, any change in the Prime Rate shall be effective as of the Bank's opening of business on the effective date of the change.

                        (c) Interest  shall be  calculated on the basis of a 365
            day year (based upon the actual number of days elapsed).

                        (d) The total liability of the Borrower and any endorsers or guarantors hereof for payment of interest shall not exceed any limitations imposed on the payment of interest by applicable usury laws. If any interest is received or charged by any holder hereof in excess of that amount, the Borrower shall be entitled to an immediate refund of the excess.

                        (e)  Upon  the   occurrence   of  an  Event  of  Default
            hereunder, interest shall accrue at the Default Rate hereinafter set forth notwithstanding the provisions of this section.

            4. Prepayment. The Borrower shall be entitled to prepay this Note in whole or in part at any time without penalty.

            5. Application of Payments. All payments hereunder shall be applied first to the Lender's costs and expenses, then to fees authorized hereunder or under the Loan Agreement, then to interest and then to principal.

            6. Default. Any Event of Default under the Amended and Restated Loan Agreement (the "Loan Agreement") between the Borrower and the Lender dated as of June 29, 1993, as the same may be amended or restated from time to time, shall be considered an "Event of Default" hereunder. If any Event of Default shall occur, the Lender may, without notice to the Borrower (i) refuse to advance any more funds hereunder or under the Loan Agreement; and (ii) declare the outstanding principal of this Note, all interest thereon and all other amounts payable under this Note or otherwise to be forthwith due and payable. Thereupon, this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. Sixty (60) days after the earlier to occur of (i) the date of a payment default hereunder which has not been cured, or (ii) the date of an acceleration of all sums due hereunder after the occurrence of an Event of Default, all outstanding principal hereunder, and accrued and unpaid interest and other charges hereunder, shall bear interest at the rate of either two percent (2%) per annum above the Prime Rate until paid or, if such rate is usurious under the laws of Florida, then at the highest legal rate permissible thereunder (the "Default Rate").

            7. Expenses. All parties liable for the payment of this Note agree to pay the Lender all costs incurred by it in connection with the collection of this Note. Such costs include, without limitation, fees for the services of counsel and legal assistants employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise. All such parties further agree to indemnify and hold the Lender harmless against liability for the payment of state documentary stamp taxes, intangible taxes or other taxes (including interest and penalties, if any), excluding income or service taxes of the Lender, which may be determined to be payable with respect to this transaction.

            8. Miscellaneous. The Borrower shall make all payments hereunder in lawful money of the United States at the Lender's address set forth herein or at such other place as the Lender may designate in writing. The remedies of the

Lender as provided herein shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of the Lender and may be exercised as often as occasion therefor shall arise. No act of omission or commission of the Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective, unless set forth in a written document executed by the Lender, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event. This Note shall be construed and enforced in accordance with Florida law and shall be binding on the successors and assigns of the parties hereto. The term "Lender" as used herein shall mean any holder of this Note. The Lender may, at its option, round any or all fractional amounts under Section 3 upwards to the next higher 1/100 of 1%.

     The Borrower hereby: (i) waives demand, notice of demand, presentment for payment, notice of nonpayment or dishonor, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note; (ii) agrees to any substitution, addition or release of any party or person primarily or secondarily liable hereon; and (iii) agrees that the Lender shall not be required first to institute any suit, or to exhaust his, their or its remedies against the Borrower or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note.

            This Note is the Seasonal Note referred to in the Loan Agreement.

                                           STEIN MART, INC.


                               By /s/ James G. Delfs
                                      -----------------------------------------
                                 Its Sr. Vice President/Chief Financial Officer
                                     ------------------------------------------
                                                       (CORPORATE SEAL)



STATE OF GEORGIA

COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this 20th day of August, 1997, by James G. Delfs the Senior Vice President of Stein Mart, Inc., a Florida corporation, on behalf of the corporation, in Camden County, Georgia.


                                     V. Thomas Fountain
                                    ------------------------------
                                     Notary Public, State and County
                                        aforesaid
                                     Print Name: V. Thomas Fountain
                                          Notary Public, Camden County, Georgia
                                     My Commission Expires: January 16, 2000

                                                       [Notary Seal]

                    SECOND AMENDMENT TO ACCEPTANCE AGREEMENT


     THIS AMENDMENT is made as of August 20, 1997, by and between STEIN MART, INC. (the "Borrower") and BARNETT BANK, N.A. (the "Bank").

                                    Recitals

     The Bank and the Borrower are parties to an Acceptance Credit Agreement (as amended from time to time, the "Acceptance Agreement") dated June 29, 1992. The parties amended the Acceptance Agreement on June 29, 1993, and the parties wish to further amend the Acceptance Agreement in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

     1. Section 1 of the Acceptance Agreement is hereby amended so that, from and after the date hereof, the reference therein to $10,000,000 (as set forth in the amendment to the Acceptance Agreement dated June 29, 1993) shall mean $25,000,000.

     2. Section 1(c) of the Acceptance Agreement is hereby amended so that, from and after the date hereof, the Stated Rate shall equal one and one-half percent (1.5%) per annum below the Prime Rate (as defined in the Note described in the Loan Agreement) or, if the Default Rate is in effect under the Note, the Default Rate. The Stated Rate shall be adjusted on each day that the Prime Rate changes.

     3. The Acceptance Agreement is hereby amended so that, from and after the date hereof, all references therein to the Loan Agreement shall mean the Amended and Restated Loan Agreement dated June 29, 1993, between the Borrower and the Bank, as the same may be amended or restated from time to time.

     4. Except as modified herein, the Acceptance Agreement shall continue in full force and effect.

            DATED as of the day and year first above written.

                              STEIN MART, INC.


                              By: /s/ James G. Delfs
                                 ----------------------------------------------
                                Its: Sr. Vice President/Chief Financial Officer
                                      -----------------------------------------

                              BARNETT BANK, N.A.


                              By: /s/ Susan S. Delgado
                                 ----------------------------------------------
                               Its: Vice President
                                    -------------------------------------------


STATE OF GEORGIA

COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this 20th day of August, 1997, by James G. Delfs the Senior Vice President of Stein Mart, Inc., on behalf of the corporation, in Camden County, Georgia.


                              /s/ V. Thomas Fountain
                              -------------------------------------------------
                              Notary Public, State and County
                                  aforesaid
                              Print Name: V. Thomas Fountain
                                          Notary Public, Camden County, Georgia
                              My Commission Expires: January 16, 2000

                                            [Notary Seal]



STATE OF GEORGIA

COUNTY OF CAMDEN

            The foregoing instrument was executed, acknowledged and delivered before me this 20th day of August, 1997, by Susan Delgado the Vice President of Barnett Bank, N.A., on behalf of the bank, in Camden County, Georgia.


                              /s/ V. Thoams Fountain
                              -------------------------------------------------
                              Notary Public, State and County
                                  aforesaid
                              Print Name: V. Thomas Fountain
                                          Notary Public, Camden County, Georgia
                              My Commission Expires: January 16, 2000

                                          [Notary Seal]